                                                                   EXHBIIT 10.22
                      CONSENT AND SUBORDINATION OF MANAGER


                                  June 30, 2004


Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

        Reference is made to (i) that certain Property and Asset Management Agreement (the "MANAGEMENT AGREEMENT"), dated as of June 30, 2004 between BEHRINGER HARVARD ST. LOUIS PLACE S, LLC and BEHRINGER HARVARD ST. LOUIS PLACE H, LLC (collectively, the "BORROWER") and the undersigned (the "MANAGER") with respect to the property known as Saint Louis Place and located in the City of Saint Louis, Missouri (the "PROPERTY"), and (ii) that certain Loan Agreement (the "LOAN AGREEMENT") dated as of the date hereof, between the Borrower and Greenwich Capital Financial Products, Inc. (together with its successors and assigns, the "LENDER"). Any capitalized terms used herein but not defined herein shall have the same meanings as are ascribed to them in the Loan Agreement.

        The Manager acknowledges and understands that delivery of this letter to you is a condition to the Lender making a certain loan to the Borrower pursuant to the Loan Agreement in the original principal amount of $20,000,000 (the "LOAN").

        The Borrower and the Manager hereby agree as follows:

        1. The Management Agreement and all fees payable to Manager thereunder are and shall be subject and subordinate in all respects to (i) the Mortgage (and to the lien of the Mortgage), (ii) the Loan Documents, and (iii) any and all modifications, amendments, renewals and/or substitutions of the Mortgage and/or any of the other Loan Documents. Without limiting the foregoing, Manager agrees that, notwithstanding anything to the contrary in the Management Agreement, during the continuance of an Event of Default, the Manager shall not be entitled to receive any asset management fees or property management fees or any other payments required to be paid to Manager under the Management Agreement in excess of is actual out-of-pocket costs and the expenses (as reasonably approved by Lender) incurred in connection with its duties under the Management Agreement; provided, however, that all such amounts shall be deferred and shall be payable by Borrower upon the earlier to occur of the cure of such Event of Default or foreclosure of the Property and payment in full of the Debt. This paragraph 1 shall be self-operative and no further instrument of subordination shall be required. If requested, however, the Borrower and/or the Manager shall execute and deliver such further instruments as the Lender may deem reasonably necessary to effectuate this subordination.

        2. If there shall have occurred and be continuing an Event of Default and the Lender shall have obtained (i) title to the Property (or any portion thereof) whether by foreclosure, deed-in-lieu of foreclosure, bankruptcy sale or otherwise and/or (ii) possession of the Property (or any portion thereof) whether personally or through an agent, a receiver or a trustee, the Manager shall, if and to the extent requested in writing by the Lender, continue performance under the Management Agreement in accordance with the terms thereof so long as the Manager is paid compensation thereafter accruing under the Management Agreement. The Borrower and the Manager understand, however, that nothing contained herein, in the Mortgage or in any of the other Loan Documents shall be construed to obligate the Lender to perform or discharge any of the Borrower's obligations, duties or liabilities under the Management Agreement.

        3. Upon the occurrence of any default by the Borrower under the terms of the Management Agreement, the Manager shall, promptly upon becoming aware thereof, provide the Lender with notice in writing thereof, and after receipt of said notice, the Lender shall have the same time period within which to cure said default as the Borrower has under the Management Agreement although the Borrower and the Manager understand that the Lender shall not have any obligation to do so. Notwithstanding the foregoing, the failure by the Manager to notify the Lender of a default under the Management Agreement shall not be deemed to constitute a waiver by the Manager of such default. Furthermore, the Borrower and the Manager agree that the Lender may terminate the Management Agreement (i) in the event Borrower fails to terminate the Management Agreement after instruction to do so by Lender in accordance with Section 5.12 of the Loan Agreement, (ii) in the event that Borrower has given Manager written notice of an event of default under the Management Agreement beyond applicable cure periods, (iii) in the event of the Manager's gross negligence, malfeasance or willful misconduct, or (iv) by giving five days' notice to the Manager upon the Lender (or a successor owner, as the case may be) obtaining (A) title to the Property (or any portion thereof) whether by foreclosure, deed-in-lieu of foreclosure, bankruptcy sale or otherwise, and/or (B) possession of the Property (or any portion thereof) whether personally or through an agent, a receiver or a trustee. If the Lender elects to terminate the Management Agreement in accordance with this Paragraph 3, the Borrower and the Manager understand and agree that the Manager shall look solely to the Borrower for any and all fees, charges or other sums payable to the Manager under the Management Agreement. If the Management Agreement shall be so terminated by the Lender, the Manager agrees to cooperate with the Lender to ensure a smooth transition to the new property manager.

        4. The Manager hereby confirms that if the Debt has not been repaid in full on or before the Stated Maturity Date, the term of the Management Agreement may only be renewed or extended beyond the Stated Maturity Date with the prior written approval of the Servicer.

        5. This letter shall inure to the benefit of the Lender and its successors and assigns, including the trustee in a Secondary Market Transaction. In the event of any inconsistency or conflict with the provisions of this letter and the provisions of the Management Agreement, the provisions of this letter shall control.

        6. The Manager agrees that it shall not change, amend, modify or terminate the Management Agreement without the Lender's prior written approval in each instance, which approval may be given or denied by the Lender in its sole discretion. If the Manager does so amend, modify or terminate the Management Agreement without the Lender's prior written approval, such amendment, modification or termination shall be void AB INITIO.

        7. This letter shall be governed by, and construed in accordance with, the law of the State of New York.

        8. Without limiting the generality of any other provisions contained herein or in the other Loan Documents, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and are not exclusive of, any rights or remedies provided by law or in equity.

        9. The Manager represents and warrants to the Lender that as of the date hereof (i) the Management Agreement is in full force and effect and has not been amended, modified, assigned, terminated or supplemented, (ii) the Manager is not in default under the provisions of the Management Agreement and there is no condition which, with the giving of notice and/or the lapse of time, would constitute such a default, and (iii) to the best of Manager's knowledge, the Borrower is not in default under the provisions of the Management Agreement and there is no condition which, with the giving of notice and/or the lapse of time, would constitute such a default.

        10. The Manager agrees that it shall not perform its duties under the Management Agreement or otherwise act in a manner which would result in the Borrower's failure to be a "SPECIAL PURPOSE BANKRUPTCY REMOTE ENTITY" as defined in the Loan Agreement; provided, however, that Manager shall not be in breach of this provision as a result of the economic performance of the Property.

        11. This letter may not be amended, modified, terminated or supplemented without the written approval of each of the Manager, the Borrower and the Lender.

        12. Each Person constituting Borrower hereunder shall have joint and several liability for the obligations of Borrower hereunder.

        13. This Consent and Subordination of Manager may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                                       Very truly yours,

                                       MANAGER:

                                       BEHRINGER HARVARD TIC MANAGEMENT SERVICES
                                       LP, a Texas Limited Partnership


                                       By: ____________________________________
                                           Name:
                                           Title:

AGREED AND CONSENTED
TO AS OF JUNE ___, 2004

BORROWER:

BEHRINGER HARVARD ST. LOUIS
PLACE S, LLC, a Delaware limited
liability company


By: ____________________________________
    Name:
    Title:

BEHRINGER HARVARD ST. LOUIS
PLACE H, LLC, a Delaware limited
liability company


By: ____________________________________
    Name:
    Title: